Penn Series Funds, Inc.

Supplement Dated February 20, 2009 to the Prospectus dated May 1, 2008, as supplemented July 21, 2008, July 22, 2008, September 29, 2008 and December 22, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The second paragraph under the heading Lord, Abbett & Co. LLC in the sub-section Sub-Advisers on page 96 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Lord Abbett uses a team of investment managers and analysts acting together to manage the Mid Core Value Fund’s investments. The investment management team is headed by Robert P. Fetch, Partner and Director. Mr. Fetch joined Lord Abbett in 1995. Assisting Mr. Fetch is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers. Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.

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Penn Series Funds, Inc.

Supplement dated February 20, 2009 to the Statement of Additional Information (SAI) dated May 1, 2008,

as supplemented September 25, 2008 and December 22, 2008

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

The information regarding Lord, Abbett & Co. LLC in the sub-section entitled Portfolio Managers in the section entitled GENERAL INFORMATION beginning on page 59 of the SAI is hereby deleted and replaced with the following:

Lord, Abbett & Co. LLC (“Lord Abbett”):  Investment Sub-Adviser to the Mid Core Value Fund (the “Fund”).

Compensation: Lord Abbett compensates the Fund’s investment managers. Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Fund Shares Owned by Portfolio Managers.  The investment managers did not beneficially own any shares of the Fund as of December 31, 2008.

Other Accounts.  The following table indicates for the Fund as of December 31, 2008:  (1) the number of other accounts managed by each investment manager who is primarily and jointly responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries (which include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies) unaffiliated with Lord Abbett.  (The data shown below is approximate.)

	Registered		Other Pooled Investment Vehicles		Other Accounts
	Investment Companies		Number	Total Assets	Number	Total
	Number of	Total Assets	of	(in	of	Assets (in
Name	Accounts	(in Millions)	Accounts	Millions)	Accounts	Millions)
Robert P. Fetch	12	$7,250.8	3	$313.4	700	$1,902.1*
Jeff Diamond	8	$4,113	0	N/A	962	$470.7

*                                         Included in the number of accounts and total assets are 3 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $411.0 million in total assets

Conflicts of Interest:  Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Fund.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any fund transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts referenced in the table above.

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